UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2011

CASCADE MICROTECH, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51072

Oregon	93-0856709
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9100 S.W. Gemini Drive Beaverton, Oregon	97008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 601-1000

Former name or former address if changed since last report:

No Change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Cascade Microtech, Inc. under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A Amendment No. 1 to Cascade Microtech, Inc.’s Current Report on Form 8-K filed on September 26, 2011 is being filed in order to refile Exhibit 99.2, Pro Forma Condensed Consolidated Financial Statements to correct the heading on the Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2010, which incorrectly stated that it was for the year ended December 31, 2011. No other changes have been made to the Current Report on Form 8-K filed on September 26, 2011.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information

The required pro forma financial information begins on page 1 of Exhibit 99.2.

(d) Exhibits

The following exhibit is filed herewith and this list is intended to constitute the exhibit index:

99.2	Pro Forma Condensed Consolidated Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2011	CASCADE MICROTECH, INC.
(Registrant)

	By:	/s/ JEFF KILLIAN
Jeff Killian
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

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